UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2020

ADIENT plc
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 21, 2020, Adient plc (“Adient”) closed on the transactions contemplated by the previously disclosed Amended and Restated Master Agreement, dated as of June 24, 2020 (the “A&R Master Agreement”), which amended and restated the Master Agreement, dated as of January 31, 2020 (the “Original Agreement”), by and among Adient, Yanfeng Automotive Trim Systems Company Ltd. (“Yanfeng”), Adient Yanfeng Seating Mechanisms Co., Ltd., a joint venture owned, directly or indirectly, by Yanfeng (50%) and Adient (50%), Yanfeng Adient Seating Co., Ltd., a joint venture owned, directly or indirectly, by Yanfeng (50.01%) and Adient (49.99%) and Yanfeng Global Automotive Interior Systems Co., Ltd. (“YFAI”), a joint venture owned, directly or indirectly, by Yanfeng (70%) and Adient (30%). Pursuant to the A&R Master Agreement, Adient transferred all of the issued and outstanding equity interest in YFAI held, directly or indirectly, by Adient, which represents 30% of YFAI’s total issued and outstanding equity interest, to Yanfeng for a purchase price of US$369,000,000 (the “YFAI Acquisition”), of which US$309,000,000 was paid at the closing of the transactions contemplated by the A&R Master Agreement (the “Closing”) and the remaining US$60,000,000 will be paid on a deferred basis post-Closing (the “Deferred Purchase Price”). With respect to each YFAI fiscal year ending after the Closing, beginning with the year ending December 31, 2020, Yanfeng will pay Adient an earnout in an amount equal to 30% of YFAI’s distributable earnings for such year until such time as the Deferred Purchase Price is fully paid.

Certain other transactions occurred pursuant to the A&R Master Agreement, all of which were described in the Company’s Form 8-K dated June 24, 2020 and filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2020. The Unaudited Pro Forma Consolidated Financial Information (the “Pro Forma Information”) of the Company filed as Exhibit 99.1 to this Current Report on Form 8-K gives effect to all of the transactions that occurred on August 21, 2020 pursuant to the terms of the A&R Master Agreement, as described in more detail within the notes to the Pro Forma Information.

The foregoing description of the A&R Master Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Master Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements and, therefore, is subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding the outcome, benefits and synergies of the transactions described herein or Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to close the sale of its fabrics business, including receipt of necessary regulatory approvals, the ability of Adient to effectively launch new business at forecasted and profitable levels, the ability of Adient to execute its turnaround plan, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the impact of tax reform legislation through the Tax Cuts and Jobs Act, the ability of Adient to meet debt service requirements, terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 filed with the SEC on November 22, 2019 and its subsequent quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

(i)	Unaudited pro forma consolidated statements of income (loss) for the fiscal year ended September 30, 2019 and the nine months ended June 30, 2020.

(ii)	Unaudited pro forma consolidated statement of financial position as of June 30, 2020.

(iii)	Notes to the unaudited pro forma consolidated financial statements.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1 *
Amended and Restated Master Agreement, dated as of June 24, 2020, by and among Adient plc, Yanfeng Automotive Trim Systems Company, Ltd., Adient Yanfeng Seating Mechanisms Co., Ltd., Yanfeng Adient Seating Co., Ltd. and Yanfeng Global Automotive Interior Systems Co., Ltd. (incorporated by reference to Exhibit 10.1 to Adient plc’s Current Report on Form 8-K dated June 24, 2020).

99.1	Unaudited Pro Forma Consolidated Financial Information of Adient plc.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the Company may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: August 26, 2020	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Acting Vice President, General Counsel and Secretary